SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

    Date of Report                                              January 31, 2002
    (Date of earliest event reported)


                               QCR Holdings, Inc.
                        (f/k/a Quad City Holdings, Inc.)
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


        0-22208                                         42-1397595
------------------------                 ---------------------------------------
(Commission File Number)                 (I.R.S. Employer Identification Number)


3551 Seventh Street, Suite 204, Moline, Illinois                  61265
------------------------------------------------                ----------
   (Address of principal executive offices)                     (Zip Code)


                                 (309) 736-3580
              ----------------------------------------------------
              (Registrant's telephone number, including area code)
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Item 5.  Other Events

On January 31, 2002, QCR Holdings, Inc. issued a press release related to its earnings for the 2nd quarter ended December 31, 2001. The press release is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Statements of Business Acquired.
                  -----------------------------------------

                  None.

         (b)      Pro Forma Financial Information.
                  -------------------------------

                  None.

         (c)      Exhibits.
                  --------

                  99.1 - Press Release Dated January 31, 2002

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     QUAD CITY HOLDINGS, INC.

Dated:  January 31, 2002                         By:    /s/ Todd A Gipple
                                                        ------------------------
                                                        Todd A. Gipple
                                                        Chief Financial Officer